UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2025

Corebridge Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-41504	95-4715639
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2919 Allen Parkway, Woodson Tower,
Houston,	Texas		77019
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: 1-877-375-2422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBG	New York Stock Exchange
6.375% Junior Subordinated Notes	CRBD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
Corebridge Financial, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders on June 3, 2025 (the “2025 Annual Meeting”), via live webcast, for the following purposes: (i) to elect thirteen directors for a one-year term ending at the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”); (ii) to approve the 2024 compensation of the Company’s named executive officers on an advisory basis; and (iii) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025. For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 16, 2025.

As of the close of business on April 7, 2025, the record date for the 2025 Annual Meeting (the “Record Date”), 552,378,647 shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), were issued and outstanding and entitled to vote at the 2025 Annual Meeting.

Set forth below are the voting results for the proposals considered and voted upon at the 2025 Annual Meeting.

1.Election of Directors. The nominees named below were elected to serve as directors for a one-year term ending at the 2026 Annual Meeting. The voting results for each of the nominees are as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Christina Banthin	461,808,903	4,012,624	65,562	8,240,682
Edward Bousa	459,767,624	6,084,467	34,998	8,240,682
Adam Burk	461,614,871	4,206,259	65,959	8,240,682
Alan Colberg	438,155,999	27,696,088	35,002	8,240,682
Gilles Dellaert	461,704,286	4,138,016	44,787	8,240,682
Rose Marie Glazer	453,494,577	12,326,939	65,573	8,240,682
Keith Gubbay	465,155,177	696,477	35,435	8,240,682
Kevin Hogan	463,016,220	2,831,721	39,148	8,240,682
Minoru Kimura	455,652,134	10,190,923	44,032	8,240,682
Deborah Leone	463,504,020	2,348,479	34,590	8,240,682
Christopher Lynch	464,128,516	1,718,315	40,258	8,240,682
Colin J. Parris	463,870,510	1,976,613	39,966	8,240,682
Amy Schioldager	461,500,850	4,212,640	173,599	8,240,682

2.    Say on Pay. A proposal to approve the 2024 compensation of the Company’s named executive officers on an advisory basis. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
457,874,479	7,947,607	65,003	8,240,682
3.    Ratification of Appointment of Independent Registered Public Accounting Firm. A proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
473,653,604	424,559	49,608	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corebridge Financial, Inc.

Date:	June 3, 2025	By:	/s/ Polly N. Klane
			Name:	Polly N. Klane
			Title:	Executive Vice President and General Counsel